The Cincinnati Insurance Company ■ The Cincinnati Indemnity Company
The Cincinnati Casualty Company ■ The Cincinnati Specialty Underwriters Insurance Company
The Cincinnati Life Insurance Company ■ CFC Investment Company ■ CSU Producer Resources Inc.

Investor Contact: Dennis E. McDaniel, 513-870-2768
CINF-IR@cinfin.com

Media Contact: Betsy E. Ertel, 513-603-5323
Media_Inquiries@cinfin.com

Cincinnati Financial Corporation Subsidiaries Announce Appointments and Promotions

•	Subsidiary Directors, Officers and Counsel

Cincinnati, February 4, 2019 - Cincinnati Financial Corporation (Nasdaq: CINF) announced today that on February 1, 2019, boards of its subsidiary companies held their regular meetings and appointed directors, officers and counsel, including the following promotions and new appointments:

Property Casualty Insurance - Standard Market:
The Cincinnati Insurance Company
The Cincinnati Casualty Company
The Cincinnati Indemnity Company

Promotion to Senior Vice President:
Stephen A. Ventre, CPCU - Management Liability & Surety

Promotion to Senior Vice President & Associate General Counsel:
Thomas C. Hogan, Esq. - Corporate Legal

Promotions to Vice President:
John L. Crow - Headquarters Claims
Angela O. Delaney - Sales & Marketing
Michael D. Hingsbergen, PMP - Information Technology
Brad E. Spicer, AIC, AIS - Headquarters Claims

Promotions (New Appointments) to Vice President:
Wendi R. Bukowitz - Planning Analytics & Risk Management
Dawn M. Happ, FCAS, MAAA - Reinsurance Assumed
David L. Homer, FCAS, MAAA, CERA - Reinsurance Assumed
William J. Lazzaro, CFA, CPCU, ARe - Reinsurance Assumed

Promotions to Assistant Vice President:
Benedict P. Aten, CPCU, AIC, AIM - Field Claims
Martin G. Bruce, CPCU, AIM, ARe, ARM - Commercial Lines
Steven D. Dorr - Management Liability & Surety
Steven J. Fisher, CPCU, AIM, CIC - Commercial Lines
Kevin S. Getz, CPCU, AIM, CIC - Commercial Lines
Shawn P. Niehaus, CPCU, AIM, ARe - Sales & Marketing
Brian T. Reisert, CPCU, AIM, AINS - Commercial Lines
Susanne M. Roberts, CPCU, AIM, API - Personal Lines
Nicholas D. Wright, AFSB - Management Liability & Surety

Promotions to Secretary:
Michael J. Cranney, CPCU, AIC, AIM - Field Claims
Sandra K. Edward, CPCU, APA, CIC, CRM - Premium Audit
Roy H. Faglie, Jr., CPCU, AIC, AIM - Headquarters Claims
Patrick G. Foltyn - Government Relations
Anna J. Kroeger - Human Resources

Denise L. Oppedisano, PMP - Information Technology
Benjamin L. Richards, CPCU, ARM - Commercial Lines
Christine R. Ross, CPCU, AIM, AIDA, ARe, ARM, FCAS, MAAA - Corporate Actuarial
Michael J. Salerno, ACAS - Personal Lines
Scott A. Schuler - Personal Lines
Bryan J. Sturdy, CPCU, CIC - Sales & Marketing
Tore K. Swanson, CPCU, AIM, SCLA - Headquarters Claims

Promotion (New Appointment) to Secretary:
Delin Shen, Ph.D. - Planning Analytics & Risk Management

Promotions (New Appointments) to Assistant Secretary:
James E. Dawes - Information Technology
Michelle L. Hill, AIC, AIM, AINS, AIS - Headquarters Claims
Pieter A. Kes, AIC, AIS - Headquarters Claims
Christopher S. LaTulippe - Commercial Lines
William J. Lecky - Commercial Lines
Laura A. Mize - Information Technology
Daniel G. Orona, CPCU, AIM, AINS, AIS, AU - Commercial Lines
Karen A. Roop, AIC - Headquarters Claims
Elizabeth A. Schirm, AIC, AINS, MLIS, MS - Headquarters Claims
Lynn E. Schmitt, CPCU, AIC, AIM, AIT, PMP - Headquarters Claims
Andrea L. Studenka, AINS - Commercial Lines

Promotion to Senior Counsel & General Manager:
Keith W. Collett - Legal Litigation

Promotion to Counsel & Deputy General Manager:
J. Richard Brown - Legal Litigation

Promotions (New Appointments) to Senior Associate Counsel & Managing Attorney:
Jason H. Meyer - Legal Litigation
Bryan S. Tyra - Legal Litigation

The Cincinnati Life Insurance Company:

Promotion to Senior Vice President & Associate General Counsel:
Thomas C. Hogan, Esq.*

Promotion to Vice President:
Michael D. Hingsbergen*

Promotions to Secretary:
Patrick G. Foltyn*
Denise L. Oppedisano*

Promotions (New Appointments) to Assistant Secretary:
Dane E. Albright, ChFC, CLU, LUTCF - Life Sales Field
Thomas J. Bruns, FSA, MAAA - Life Actuarial
James E. Dawes*
Laura A. Mize*

Promotion to Senior Counsel & General Manager:
Keith W. Collett*

Promotion to Counsel & Deputy General Manager:
J. Richard Brown*

Promotions (New Appointments) to Senior Associate Counsel & Managing Attorney:
Jason H. Meyer*
Bryan S. Tyra*

Property Casualty Insurance - Excess & Surplus Lines:
The Cincinnati Specialty Underwriters Insurance Company

Promotion to Secretary:
John S. Larkins IV - CSU Underwriting

Promotion (New Appointment) to Assistant Secretary:
Brian M. Bunn, CPCU, AU, RPLU - CSU Underwriting

*Title as listed above

About Cincinnati Financial
Cincinnati Financial Corporation offers business, home and auto insurance, our main business, through The Cincinnati Insurance Company and its two standard market property casualty companies. The same local independent insurance agencies that market those policies may offer products of our other subsidiaries, including life insurance, fixed annuities and surplus lines property and casualty insurance. For additional information about the company, please visit cinfin.com.

Mailing Address:                            Street Address:
P.O. Box 145496                                6200 South Gilmore Road
Cincinnati, Ohio 45250-5496                        Fairfield, Ohio 45014-5141